UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2019

FTE NETWORKS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-31355	81-0438093
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

999 Vanderbilt Beach Rd, Suite 601 Naples, FL	34108
(Address of principal executive offices)	(Zip Code)

877-878-8136

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Explanatory Note

This Amendment No. 1 on Form 8-K/A (the “Amendment”) amends the Current Report on Form 8-K filed by FTE Networks, Inc. (the “Company”) on February 15, 2019 (the “Original Form 8-K”). The purpose of this Amendment is to provide a brief description of the amended employment agreements (including compensation agreements contained therein) entered into with Mr. Fred Sacramone and Mr. Brian McMahon, respectively, on February 12, 2019. No other changes were made.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 12, 2019, the Company, by and through its wholly owned subsidiary, Benchmark Builders, Inc. (“Benchmark”), entered into an Amended and Restated Employment Agreement with Mr. Sacramone (the “Sacramone Employment Agreement”), providing certain terms and conditions in connection with Mr. Sacramone’s position at Benchmark. The principal terms of the Sacramone Employment Agreement provide in relevant part for:

●	a two-year term of employment, ending on December 31, 2021 (the “Initial Term”), unless extended or sooner terminated in accordance with its provisions;
●	an annual base salary of $500,000 and a guaranteed annual incentive bonus equal to five percent (5.0%) of the EBITDA of Benchmark for such calendar year;
●	an extended non-compete period, which shall run from February 12, 2019 until the later of (a) five years or (b) 12 months immediately following the termination of Mr. Sacramone’s employment for whatever reason.

On February 12, 2019, the Company, by and through its wholly owned subsidiary, Benchmark Builders, Inc. (“Benchmark”), entered into an Amended and Restated Employment Agreement with Mr. McMahon (the “McMahon Employment Agreement”), providing certain terms and conditions in connection with Mr. McMahon’s position at Benchmark. The principal terms of the McMahon Employment Agreement provide in relevant part for:

●	a two-year term of employment, ending on December 31, 2021 (the “Initial Term”), unless extended or sooner terminated in accordance with its provisions;
●	an annual base salary of $1,000,000 and a guaranteed annual incentive bonus equal to six-and-one-half percent (6.5%) of the EBITDA of Benchmark for such calendar year;
●	an extended non-compete period, which shall run from February 12, 2019 until the later of (a) five years or (b) 12 months immediately following the termination of Mr. McMahon’s employment for whatever reason.

The foregoing descriptions of the Sacramone Employment Agreement and the McMahon Employment Agreement (together, the “Employment Agreements”) are not complete and are qualified in their entirety by reference to the respective Employment Agreements, which are attached hereto and incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Employment Agreement dated as of February 12, 2019 by and between Benchmark Builders, Inc. and Fred Sacramone.

10.2	Employment Agreement dated as of February 12, 2019 by and between Benchmark Builders, Inc. and Brian McMahon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FTE NETWORKS, INC.

By:	/s/ Anthony Sirotka
Anthony Sirotka
Interim Chief Executive Officer

Date: February 27, 2019